Exhibit 99.2

NEWS RELEASE
For Immediate Release	Contacts:	Barbara Thompson
March 27, 2023		Corporate Communications
First Citizens Bank
919-716-2716

Deanna Hart
Investor Relations
First Citizens Bank
919-716-2137

First Citizens Bank Enters into Whole Bank Purchase

of Silicon Valley Bridge Bank, N.A.

Acquisition affirms First Citizens’ commitment to support Silicon Valley Bank depositors and borrowers

•	Transaction is structured to preserve First Citizens’ solid financial position

•	Combined company remains resilient and secure with diverse loan portfolio and deposit base

•	Combination builds on First Citizens’ significant expertise and renowned franchises to meet the needs of a broader customer base

•	Allows First Citizens to build on its experience with innovation hubs by leveraging Silicon Valley Bank’s strength in serving the private equity, venture capital and technology sectors

•	Transaction brings together complementary strengths of both banks’ middle market commercial banking and private banking capabilities and leverages common platforms, vendor partners and technologies

•	Prudent risk management approach will continue to protect customers and stockholders through all economic cycles and market conditions

RALEIGH, N.C. — First-Citizens Bank & Trust Company (“First Citizens Bank”), a subsidiary of Raleigh-headquartered First Citizens BancShares, Inc. (“First Citizens”) (Nasdaq: FCNCA), announced today that it has entered into an agreement with the Federal Deposit Insurance Corporation (FDIC) to purchase out of FDIC receivership substantially all loans and certain other assets, and assume all customer deposits and certain other liabilities of Silicon Valley Bridge Bank, N.A. The transaction is structured as a whole bank purchase with loss share coverage. First Citizens was selected to complete this transaction through a competitive bidding process.

Frank B. Holding, Jr., chairman and CEO of First Citizens, said: “First Citizens has a reputation for financial strength, exceptional customer service and prudent lending that spans 125 years. We have partnered with the FDIC to successfully complete more FDIC-assisted transactions since 2009 than any other bank, and we appreciate the confidence the FDIC has placed in us once again. We look forward to building relationships with our new customers and positioning our company for continued success as we affirm our commitment to support the integrity of our nation’s banking system.”

As part of the agreement, First Citizens Bank will assume Silicon Valley Bridge Bank, N.A. assets of $110 billion, deposits of $56 billion and loans of $72 billion, based on latest information provided by the FDIC. First Citizens Bank will additionally receive an available line of credit from the FDIC for contingent liquidity purposes. In addition, First Citizens Bank has entered into a loss share agreement with the FDIC to provide further downside protection against potential credit losses. First Citizens Bank will not acquire any of the assets, common stock, preferred stock, debt or assume any other obligations of SVB Financial Group, the former holding company of Silicon Valley Bank (“SVB”).

On March 27, 2023, the 17 legacy Silicon Valley Bridge Bank, N.A. branches will begin operating as Silicon Valley Bank, a division of First Citizens Bank.

Corporate Communications Department-FCC 17 PO Box 27131 Raleigh, NC 27611-7131

There will be no immediate change to customers’ current accounts, and they will be able to continue to access their accounts as they do today — through their current websites, mobile apps and branch locations. They can continue to use their checks and cards and will still have ATM and online access to their accounts. Loan customers should continue making loan payments as usual. Customers will be notified of any future account changes in advance.

“First Citizens has a proud history of growing organically and through strategic acquisitions that build our core capabilities in a careful and deliberate manner,” said Holding. “This transaction leverages our solid foundation to add significant scale, geographic diversity, compelling digital capabilities and most importantly, meaningful solutions for customers throughout their lifecycle. Specifically, we are committed to building on and preserving the strong relationships that legacy SVB’s Global Fund Banking business has with private equity and venture capital firms. This transaction also will accelerate our expansion in California and introduce wealth capabilities in the Northeast. SVB’s Private Wealth business is a natural fit for our high-touch and sophisticated level of high-net-worth customer service and approach.”

INVESTOR CALL DETAILS

First Citizens will host a conference call and webcast to discuss the company’s acquisition on Monday, March 27, 2023, at 8:30 a.m. Eastern time.

To access this call, dial:

United States: 1-833-470-1428

Canada: 1-833-950-0062

All other locations: 1-404-975-4839

Access code: 670916

The investor presentation and this news release are available on the company’s website at ir.firstcitizens.com, and the conference call will be webcast live at this same location.

A replay of the call will be available until Monday, April 17, 2023, by calling 1-866-813-9403 (United States and Canada) or 1-929-458-6194 (all other locations) and referencing access code 720812. A webcast archive of the conference call will be available through April 17, 2023, at ir.firstcitizens.com.

For more information about First Citizens, customers can visit firstcitizens.com.

The California Department of Financial Protection and Innovation closed SVB of Santa Clara, Calif., on March 10, 2023, and appointed the FDIC as receiver. Afterward, the FDIC transferred all the deposits of the former Silicon Valley Bank to Silicon Valley Bridge Bank, N.A., operated by the FDIC.

BofA Securities, Inc. is serving as exclusive financial advisor to First Citizens and Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, LLP acted as legal advisor.

About First Citizens

First Citizens Bank helps personal, business, commercial and wealth clients build financial strength that lasts. Founded in 1898 and headquartered in Raleigh, N.C., First Citizens provides a unique legacy of strength, stability and long-term thinking that has spanned generations. First Citizens offers an array of general banking services including a network of more than 550 branches and offices in 23 states; commercial banking expertise delivering best-in-class lending, leasing and other financial services coast to coast; and a nationwide direct bank. Parent company First Citizens BancShares, Inc. (NASDAQ: FCNCA) is a top 20 U.S. financial institution with more than $219 billion in assets. First Citizens Bank, Member FDIC. In 2023, the bank is celebrating the 125th anniversary of its founding. Discover more at firstcitizens.com.

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Forward-Looking Statements

This communication may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of First Citizens. Words such as “anticipates,” “believes,” “estimates,” “expects,” “predicts,” “forecasts,” “intends,” “plans,” “projects,” “targets,” “designed,” “could,” “may,” “should,” “will,” “potential,” “continue,” “aims” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on First Citizens’ current expectations and assumptions regarding First Citizens’ business, the economy, and other future conditions.

Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict. Many possible events or factors could affect First Citizens’ future financial results and performance and could cause the actual results, performance or achievements of First Citizens to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, general competitive, economic, political, geopolitical events (including the military conflict between Russia and Ukraine) and market conditions, the financial success or changing conditions or strategies of First Citizens’ customers or vendors, fluctuations in interest rates, actions of government regulators, including the recent and projected interest rate hikes by the Board of Governors of the Federal Reserve Board (the “Federal Reserve”), the potential impact of decisions by the Federal Reserve on First Citizens’ capital plans, adverse developments with respect to U.S. or global economic conditions, including the significant turbulence in the capital or financial markets, the impact of the current inflationary environment, the impact of implementation and compliance with current or proposed laws, regulations and regulatory interpretations, the availability of capital and personnel, and the failure to realize the anticipated benefits of First Citizens’ previously announced acquisition transaction(s), including the acquisition announced in this communication and the recently-completed transaction with CIT Group Inc., which acquisition risks include (1) disruption from the transactions with customer, supplier or employee relationships, (2) the possibility that the amount of the costs, fees, expenses and charges related to the transactions may be greater than anticipated, including as a result of unexpected or unknown factors, events or liabilities, (3) reputational risk and the reaction of the parties’ customers to the transactions, (4) the risk that the cost savings and any revenue synergies from the transactions may not be realized or take longer than anticipated to be realized, (5) difficulties experienced in completing the integration of the businesses and (6) the ability to retain customers following the transactions.

Except to the extent required by applicable law or regulation, First Citizens disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Additional factors which could affect the forward-looking statements can be found in First Citizens’ Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and its other filings with the Securities and Exchange Commission.